UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2006

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

                This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on April 27, 2006 by Regal Entertainment Group (“Regal”) to correct Exhibit 99.2 in order to reflect capital expenditures for the quarter ended March 30, 2006 of ($18.5) million, free cash flow for the quarter ended March 30, 2006 of $4.3 million, capital expenditures for the four quarters ended March 30, 2006 of ($132.3) million and free cash flow for the four quarters ended March 30, 2006 of $306.5 million.  Regal is furnishing the revised reconciliations to the Securities and Exchange Commission as Exhibit 99.2 to this Current Report on Form 8-K/A.

Item 9.01   Financial Statements and Exhibits.

                (a)           Financial statements of businesses acquired.

                                N/A

                (b)           Pro forma financial information.

                                N/A

                (c)           Shell Company Transactions.

                                N/A

                (d)           Exhibits.

Exhibit No.	Exhibit Description
99.1*	Earnings release dated April 27, 2006 furnished pursuant to Item 2.02
99.2	Revised reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

*              Previously filed as Exhibit 99.1 to the original Form 8-K to which this amendment pertains.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: April 27, 2006	By:	/s/ Amy E. Miles
Name: Amy E. Miles
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1*	Earnings release dated April 27, 2006 furnished pursuant to Item 2.02
99.2	Revised reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

*              Previously filed as Exhibit 99.1 to the original Form 8-K to which this amendment pertains.